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                                                                    EXHIBIT 23.5

                     [HEATHCOTT & MULLALY, P.C. LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 18, 2000 relating to the financial statements of Heritage Financial Services, Inc. appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.




/s/ Heathcott & Mullaly, P.C.

HEATHCOTT & MULLALY, P.C.
Brentwood, Tennessee
August 9, 2000